THE RATIONAL INVESTOR FUND

Supplement Dated June 22, 2006

to Prospectus Dated July 29, 2005

The Board of Trustees of Northern Lights Fund Trust has concluded that it is in the best interests of The Rational Investor Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on June 30, 2006.

Effective as of the close of business on June 22, 2006, the Fund is no longer pursuing its stated investment objective. The Fund has liquidated its portfolio and will hold cash or cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders.  Effective immediately, shares of the Fund are no longer available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JUNE 30, 2006, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to June 30, 2006, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" section in the Prospectus. The Fund’s redemption fee on short-term investments will be waived. If you need assistance with your redemption, please contact the Fund's transfer agent toll free at 1-877-RATNL-FD (728-6533).

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated July 29, 2005, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated July 29, 2005 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-RATNL-FD (728-6533).